                                                                   EXHIBIT 10.17

                      AMENDMENT NO. 4 TO CREDIT AGREEMENT
                      -----------------------------------



     AMENDMENT NO. 4 TO CREDIT AGREEMENT (this "Amendment") dated as of February 14, 1997 among AMBAC Indemnity Corporation (the "Borrower"), Deutsche Bank AG, New York Branch ("Deutsche Bank"), Landesbank Hessen-Thuringen Girozentrale, ("Helaba"), Bayerische Landesbank Girozentrale, ("BLG"), Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch ("Rabobank" and, together with Deutsche Bank, Helaba and BLG, the "Banks"), and Deutsche Bank AG, New York Branch, as Agent (the "Agent").


                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS, the Borrower, the Banks and the Agent have entered into a Credit Agreement, dated as of December 2, 1993 (as amended to date, the "Agreement"); and

     WHEREAS, Deutsche Bank desires to be removed as a Bank, and transfer all of its interest in the Agreement to the Helaba, BLG and Rabobank; and

     WHEREAS, Helaba, BLG and Rabobank are willing to accept a transfer of Deutsche Bank's interest in the Agreement by amendment to the Agreement as herein provided; and

     WHEREAS, pursuant to Section 12.12 of the Agreement, the Agreement may be amended by the written agreement of the Borrower, the Banks and the Agent;


     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1.         Defined Terms.  Capitalized terms used herein and not
                -------------
otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

     2.         Amendment.  Schedule I is hereby deleted in its entirety and
                ---------
replaced with Exhibit A attached hereto.

     3.         No Default.  The Borrower hereby represents and warrants to
                ----------
the Banks and the Agent that, both before and after giving effect to this Amendment, no Default or Event of Default exists.

     4.         Representations and Warranties.  The Borrower hereby
                ------------------------------
represents and warrants to the Banks and the Agent that, both before and after giving effect to this Amendment, the representations and warranties contained in
Section 7 of the Agreement are true and correct in all material respects on and as of the date hereof.

     5.         Counterparts.  This Amendment may be executed simultaneously
                ------------
in two or more counterparts, each of which shall be deemed to be an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

     6.         Agreement Not Otherwise Amended.  Terms and provisions of
                -------------------------------
the Agreement not amended hereby shall continue to remain in full force and effect. From and after the date hereof, all references in the Agreement and each of the Credit Documents to the Agreement shall be deemed references to the Agreement as amended by this Amendment.

     7.         GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND
                -------------
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.


     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered on its behalf, all on the date first above written.


                                AMBAC INDEMNITY CORPORATION


                                By /s/ Phillip Lassiter
                                --------------------------------
                                  Title: Chairman, Pres. &
                                          CEO

                                DEUTSCHE BANK AG, NEW
                                  YORK BRANCH, Individually
                                  and as Agent


                                By /s/ Eckhard Osenberg
                                --------------------------------
                                  Title: AVP


                                By /s/ Louis Caltavuturo
                                --------------------------------
                                  Title: AVP


                                LANDESBANK HESSEN-THURINGEN
                                 GIROZENTRALE


                                By /s/ Lisa S. Pent
                                -------------------
                                 Title: SVP & Manager


                                By /s/ Richard E. Skiera
                                ------------------------
                                 Title: AVP

                                BAYERISCHE LANDESBANK
                                 GIROZENTRALE

                                By /s/Wilfried Freudenberger
                                ----------------------------
                                 Title: EVP & Gen. Manager

                                By /s/ Peter Obermann
                                ---------------------
                                 Title:SVP, Man. Lend. Div.

                                COOPERATIEVE CENTRALE
                                 RAIFFEISEN-BOERENLEENBANK
                                 B.A.,"RABOBANK NEDERLAND",
                                 NEW YORK BRANCH


                                By /s/ Ian Reece
                                ----------------
                                 Title: VP & Manager


                                By /s/ Angela R. Reilly
                                -----------------------
                                 Title: VP

                                                            EXHIBIT A
                                                            ---------

                                                            SCHEDULE I
                                                            ----------



                              COMMITMENTS
                              -----------



                BANK                        COMMITMENT AMOUNT
                ----                        -----------------

LANDESBANK HESSEN-THURINGEN GIROZENTRALE         $ 82,000,000

BAYERISCHE LANDESBANK GIROZENTRALE                 81,000,000

COOPERATIEVE CENTRALE RAIFFEISEN-                 187,000,000
  BOERENLEENBANK B.A., "RABOBANK
  NEDERLAND", NEW YORK BRANCH
                                            -----------------

                  TOTAL                          $350,000,000
                                                 ============